UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 18, 2016

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
FBL Financial Group, Inc. (the "Company") held its 2016 Annual Meeting of Shareholders on May 18, 2016. The matters that were voted upon and the final voting results are set forth below.

Proposal 1: Election of Directors
The Company’s Class A common shareholders and Series B preferred shareholders, voting together as a single class, elected each of the four Class A director nominees to serve one-year terms expiring at the 2017 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
James P. Brannen	29,116,135	3,525,109
Roger K. Brooks	32,321,322	319,922
Jerry L. Chicoine	32,184,343	456,901
Paul E. Larson	32,318,778	322,466
Broker non-votes totaled 1,085,387.

The Company’s Class B common shareholders elected each of the six Class B director nominees to serve one-year terms expiring at the 2017 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Richard W. Felts	11,413	—
Joe D. Heinrich	11,413	—
Craig D. Hill	11,413	—
James A. Holte	11,413	—
Kevin G. Rogers	11,413	—
Scott E. VanderWal	11,413	—

Proposal 2: Approve the material terms of performance goals under the Management Performance Plan
The Company’s shareholders approved the material terms of the performance goals under the Company's Management Performance Plan. The approval of the proposal required the affirmative vote of a majority of the outstanding shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
28,910,915	3,641,013	89,316
Broker non-votes totaled 1,085,387.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 3: Approve the material terms of performance goals under the Cash-Based Restricted Stock Unit Plan
The Company’s shareholders approved the material terms of the performance goals under the Company's Cash-Based Restricted Stock Unit Plan. The approval of the proposal required the affirmative vote of a majority of the outstanding shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,448,116	103,788	89,340
Broker non-votes totaled 1,085,387.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 4: Approve the material terms of performance goals under the Cash-Based Restricted Surplus Unit Plan
The Company’s shareholders approved the material terms of the performance goals under the Company's Cash-Based Restricted Surplus Unit Plan. The approval of the proposal required the affirmative vote of a majority of the outstanding shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,440,617	110,936	89,691
Broker non-votes totaled 1,085,387.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 5: Advisory vote to approve named executive officer compensation
The Company’s shareholders approved the compensation of the named executive officers by non-binding advisory vote. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,334,707	223,013	83,524
Broker non-votes totaled 1,085,387.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 6: Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for 2016
The Company’s shareholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for 2016. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
33,613,986	103,809	8,836

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: May 18, 2016

/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer